Exhibit 1(a)

                                 Aon CORPORATION
                                   SECURITIES
                     UNDERWRITING AGREEMENT BASIC PROVISIONS
                     ---------------------------------------

                                                            -------------, -----

                  1. Introductory. Aon Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time senior debt securities, subordinated debt securities, convertible subordinated debt securities (collectively, "Debt Securities"), preferred stock and common stock registered under the registration statement referred to in Section 2(a) ("Registered Securities"). If specified in a Terms Agreement referred to in Section 3, the Company proposes to grant to the underwriters an option to purchase up to that amount of Registered Securities specified in such Terms Agreement (the "Option Securities"). The Debt Securities will be issued under indentures (as they may be amended or supplemented from time to time, the "Indentures"), more particularly described in a Terms Agreement, between the Company and the trustees named therein (the "Trustee(s)"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Debt Securities being determined at the time of sale. The preferred stock will be issued in one or more series, which series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion provisions and other terms, with all such terms for any particular series or issue of the preferred stock being determined at the time of issue. The Registered Securities will be sold pursuant to a Terms Agreement, for resale in accordance with terms of offering determined at the time of sale.

                  The Registered Securities (together with the Option Securities) involved in any such offering are hereinafter referred to as the "Securities." The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Agreement (other than in Section 2(b) and 7 and the second sentence of Section 3) shall mean the Underwriters.
                  2. Representations, Warranties and Agreements of the Company. The Company represents warrants and agrees that:

                  (a) A registration statement on Form S-3 with respect to the Registered Securities and more particularly described in the Terms Agreement relating to the Securities has (i) been

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prepared by the Company in conformity  with the  requirements  of the Securities
Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and (ii) been filed with the Commission under the Securities Act. Such registration statement has become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to the date of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Representatives. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration
statement,   as  amended  at  the  Effective  Time,  including  all  information incorporated by reference therein and, if the date of the Terms Agreement is on or before the fifteenth business day after the Effective Date, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 4(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b)of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Rules and Regulations or, if the date of the Terms Agreement is after the fifteenth business day after the Effective Date, pursuant to Rule 424(b)(2) or (5), as supplemented as contemplated by
Section 3 to  reflect  the  terms of the  Securities  and the terms of  offering
thereof,   including  all  documents  incorporated  by  reference  therein.  The
Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  (b) On the Effective Date, such Registration Statement complied in all material respects with the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), if applicable, and the applicable rules and regulations under said Acts, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not

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misleading,  and on the date of the applicable Terms Agreement,  and at the time of filing of the Prospectus pursuant to Rule 424(b)(1) and (4), the Registration Statement and the Prospectus will comply in all material respects with the Securities Act, the Trust Indenture Act, if applicable, and the applicable rules and regulations under said Acts, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and the Indenture, if any, described in the Term Agreement will comply in all material respects with the Trust Indenture Act and the applicable rules and regulations thereunder.

                  (c) The Company and each of its Significant Subsidiaries (as defined in Section 13) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and in which the failure to so qualify would reasonably be expected to have material adverse effect on the Company and its subsidiaries, taken as a whole, and have all corporate power and authority necessary to own their respective properties and to conduct the businesses in which they are engaged.

                  (d) All of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (e) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any agreement or other instrument binding upon the Company or any of its subsidiaries

                                       -3-

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(as defined in Section 13) that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registration or qualifications as may be required under the Trust Indenture Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state or foreign securities laws in connection with the purchase and distribution of the securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) and the Indenture, if any, described in the Terms Agreement, by the Company and the consummation of the transactions contemplated hereby and thereby.


                  (f) No holders of the Company's securities have registration rights with respect thereto other than the registration rights granted pursuant to ________________________ (collectively, the "Registration Rights Agreements") and all such registration rights have been waived, or are not otherwise exercisable, with respect to the Registration Statement.

                  (g) The Indenture, if any, described in the Terms Agreement has been duly authorized and, when executed by the proper officers of the Company (assuming the due execution and delivery thereof by the Trustee under the Indenture) and delivered by the Company, will have been duly executed and delivered by the Company and the Trustee and will constitute the valid and legally binding obligation of the Company, enforceable in accordance with its terms except in each case as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting or limiting the enforcement of creditors' rights generally and by the effect of general principles of equity (whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; the Debt Securities, if any, described in the Terms Agreement have been duly authorized, and, upon payment therefor as provided herein, will be validly issued and outstanding and will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits of the Indenture except in each case as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, fraudulent conveyance, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by the effect of general

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principles of equity (whether such  enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; if any Securities to be issued are convertible, the shares of common stock issuable upon conversion thereof are duly and validly authorized, have been duly reserved for issuance upon conversion of the Securities and, when issued upon the conversion of the Securities, will be duly and validly issued, fully paid and non-assessable; the common stock and preferred stock, if any, described in the Terms Agreement have been duly and validly authorized and, when issued and paid pursuant to the Terms Agreement, will be fully paid and non-assessable; no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities as contemplated herein or the issuance of the shares of common stock upon conversion of the Securities; and the Securities, the Indenture, if any, described in the Terms Agreement and the capital stock of the Company will conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                  (h) Other than as set forth or contemplated in the Prospectus, there has not occurred any material adverse change, or any development which would be reasonably likely to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  (i) There are no legal or governmental proceedings pending or, to the actual knowledge of the Company, threatened, to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, that are required to be described in the Registration Statement or the Prospectus and are not so described, or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

                  (j) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.


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                  3.   Purchase   and   Offering  of  the   Securities   by  the
Underwriters. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of a telegram, telex or other written communications ("Terms Agreement") at each time the Company determines to sell the Securities. Each Terms Agreement will be in the form of Annex II(A) or (B) attached hereto and will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and certain terms of the Securities and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of public offering that should be reflected in the prospectus supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. Unless otherwise provided in the Terms Agreement, the Debt Securities, if any, delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in such denominations and registered in such names as the Underwriters may request.

                  If specified in a Terms Agreement, on the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to the amount of the Option Securities as shall be specified in the Terms Agreement from the Company at the same price as the Underwriters shall pay for the Registered Securities. Said option may be exercised only to cover over-allotments in the sale of the Registered Securities by the Underwriters and may be exercised in whole or in part at any time on or before the thirtieth day after the date of the Terms Agreement upon written or telegraphic notice by the Representatives to the Company setting forth the amount of the Option Securities as to which the several Underwriters are exercising the option. The amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total amount of the Option Securities to be purchased by the

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several  Underwriters  as  such  Underwriter  is  purchasing  of the  Registered
Securities,   as  adjusted  by  the   Representatives  in  such  manner  as  the
Representatives deem advisable to avoid fractional shares/units.

                  If the Terms Agreement provides for the sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contract") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are only to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the amount of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the amount of Contract Securities.

                  4. Further Agreements of the Company. The Company agrees:

                  (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus (i) pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of
(A) the second business day following the date of the Terms Agreement or (B) the fifteenth business day after the Effective Date, or (ii) if the date of the Terms Agreement is after the fifteenth business day after the Effective Date, pursuant to Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(5)) not later than the second business day following the date of a Terms Agreement; to advise the

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Representatives, promptly after it receives notice thereof, of the time when the
Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (c) To furnish promptly to each of the Representatives copies of the Registration Statement, including all exhibits, any Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested;

                  (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

                  (e) Prior to filing with the Commission any (i) amendment to the Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters;

                  (f) As soon as practicable after the date of each Terms Agreement, but in no event later than twelve months after the later of (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms

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Agreement and (iii) the date of the Company's  most recent Annual Report on Form
10-K filed with the Commission prior to the date of such Terms Agreement, to make generally available to its security holders an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158), it being intended that the Company will satisfy the foregoing obligation by making available copies of its quarterly reports on Form 10-Q;

                  (g) Promptly from time to time, to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; and

                  (h) For the period  specified in the Terms  Agreement,  to not
(A) in the event of an offering of common stock, preferred stock or convertible debt securities, directly or indirectly, offer for sale, sell, grant any option for the sale of, or otherwise dispose of, any securities that are of the same or similar class as the Securities or any common stock or any security exchangeable for, or convertible into, common stock (other than the Securities and shares issued pursuant to (i) agreements in effect on the date of the Terms Agreement and (ii) employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date of such Terms Agreement), without, in any case, the prior written consent of a majority of the Representatives; provided, however, the Company may, without such consent, offer and sell shares of common stock of the Company in transactions exempt from the registration requirements of the Securities Act, provided that the purchasers in such transactions are prohibited from offering for sale, selling or otherwise disposing of, directly or indirectly, any of the shares of common stock of the Company so acquired by them for the remainder of the period, if any, specified in the Terms, Agreement and, (B) in the event of an offering of Debt Insecurities, offer for sale, sell or cause to be offered for sale or sold, without the prior written consent of a majority of the Representatives, any debt securities which are substantially similar to the Securities.


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                  5. Expenses.  The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereto (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus and any documents incorporated by reference in any of the foregoing, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities, if necessary; (f) any applicable stock exchange listing or other fees; (g) the fees and expenses of filings, if any, with foreign securities administrators and of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters up to a maximum of $________); (h) the fees paid to rating agencies in connection with the rating of the Securities; (i) the costs of printing and issuance of certificates, if any; (j) transfer agent's fees, if any; and (k) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that except as provided in this Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters, and the Company shall pay the fees and expenses of its counsel and any transfer taxes payable in connection with its sale of Securities to the Underwriters.

                  6. Conditions of Underwriter's Obligations. The respective obligations of the Underwriters herewith are subject to the accuracy, when made and at the time of delivery of any Securities pursuant to a Terms Agreement, of the representations and warranties of the Company contained herein, to the performance by the Company of it obligations hereunder, and to each of the following additional terms and conditions;

                  (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the Terms Agreement and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel, all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) Sidley & Austin, counsel to the Company, or other counsel to the Company acceptable to the Representatives, shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, and, if Option Securities are purchased, at any date after the Closing Date as specified in a Terms Agreement, additional opinions from such counsel, in form and substance satisfactory to the Representatives to the effect that:

                  (i) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms;

                  (ii) The Debt Securities, if any, described in the Terms Agreement have been duly authorized and, when duly executed and delivered by the Company, and assuming due execution and authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, the Debt Securities, other than any Contract Securities, and any Contract Securities when duly executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to the Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture;

                  (iii) If any Securities to be issued are convertible into common stock, the shares of common stock into which the Securities initially will be convertible are duly and validly authorized, have been duly reserved for issuance upon conversion of the Securities, and when duly issued upon the conversion of the Securities will be duly and validly issued, fully paid and non-assessable;

                  (iv) If the Securities to be issued are common stock or preferred stock, the Securities, when certificates therefor have been duly executed, countersigned and registered and delivered to and paid for by the Underwriters in accordance with the Terms Agreement, will constitute shares of common stock or preferred stock, as the case may be, which have been duly authorized and validly issued, fully paid and non assessable;

                  (v) The Registration Statement has become effective under the Securities Act and, to the knowledge of such counsel, no stop order suspending effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose has been instituted or threatened by the Commission;

                  (vi) The Registration Statement and the Prospectus (excluding all documents incorporated by reference therein) and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements, financial data, statistical data and supporting schedules included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations under said Act;

                  (vii) The Securities, other than any Contract Securities, the Indenture and the capital stock of the Company, and any Contract Securities, when issued, delivered and sold, will conform in all material respects to the description thereof included in the Registration Statement;

                  (viii)  The  Terms  Agreement  (including  the  terms  of this
         Agreement)   and  any  Delayed   Delivery   Contracts  have  been  duly
         authorized, executed and delivered by the Company; and

                  (ix) Except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registration or qualifications as may be required under the Trust Indenture Act or the Exchange Act, and applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) and the Indenture, if any, described in the Terms Agreement, by the Company and the consummation of the transactions contemplated hereby and thereby.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and the Representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume any responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and Prospectus, and has relied as to materiality, to a large extent, upon the judgment of officers and representatives of the Company, on the basis of the foregoing, nothing has come to the attention of such counsel which causes them to believe that the Registration Statement, as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of such opinion, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that, in each case, such counsel need express no comment with respect to the financial statements, financial data, statistical data and supporting schedules included in the Registration Statement or the Prospectus).

         In rendering such opinion, such counsel may (1) state that their opinion is limited to the laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, (2) rely as to matters of fact upon certificate of officers of the Company, its subsidiaries and public officers; and (3) state that their opinions set forth in subparagraphs (i) and (ii) above are subject to the qualification that the enforceability of the Company's obligations under the Indenture and the Securities may be limited by bankruptcy, moratorium, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and by the effect of general principles of equity (whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

                  (d) Raymond I. Skilling, Executive Vice President and Chief Counsel of the Company, shall have furnished to the Representatives his written opinion, addressed to the Underwriters and dated the Closing Date, and, if Option Securities are purchased, at any date after the Closing Date as specified in the Terms Agreement, additional opinions from such counsel, in form and substance satisfactory to the Representatives to the effect that:

                  (i) The Company and each of its Significant Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and have corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged, and are duly qualified to transact business and are in good standing in each jurisdiction in which the conduct of business or ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                  (ii) All of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (iii) To such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject, that are required be described in the Registration Statement or the Prospectus and are not so described, or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required;

                  (iv) The Registration Statement and the Prospectus (including all documents incorporated by reference therein) and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements, financial data, statistical data and supporting schedules included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the applicable rules and regulations under said Acts;

                  (v) The sale of the Securities by the Company and the compliance by the Company with all of the provisions of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, any Delayed Delivery Contract and the Securities, and the consummation of the transactions contemplated hereby and thereby will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any of its subsidiaries, or, to the knowledge of such counsel, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the knowledge of such counsel, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registration or qualifications as may be required under the Trust Indenture Act or the Exchange Act, and applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) and the Indenture, if any, described in the Terms Agreement, by the Company and the consummation of the transactions contemplated hereby and thereby.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and the Representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume any responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and Prospectus, and has relied as to materiality, to a large extent, upon the judgment of officers and representatives of the Company, on the basis of the foregoing, nothing has come to the attention of such counsel which causes them to believe that the Registration Statement, as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of such opinion, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that, in each case, such counsel need express no comment with respect to the financial statements, financial data, statistical data and supporting schedules included in the Registration Statement or the Prospectus).

         In rendering such opinion, such counsel may (1) state that their opinion is limited to the laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, (2) rely as to matters of fact upon certificate of officers of the Company, its subsidiaries and public officers; and (3) state that their opinions set forth in subparagraphs (i) and (ii) above are subject to the qualification that the enforceability of the Company's obligations under the Indenture and the Securities may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

                  (e) The Company shall have furnished to the Representatives a letter (as used in this paragraph the "bring down letter") of Ernst & Young LLP, or such other independent accountants acceptable to the Representatives, addressed to the Underwriters and dated the Closing Date, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the
qualification  of  accountants   under  Rule  2-01  of  Regulation  S-X  of  the
Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter (the "initial letter") delivered to the Representatives concurrently with the execution of the Terms Agreement and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (f) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, and on any later date, if any, on which Option Securities are purchased, of an executive officer of the Company stating that the representations, warranties and agreements of the Company in Section 2 hereof are true and correct as of such date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 6 hereof have been fulfilled.

                  (g) Subsequent to the execution and delivery of the Terms Agreement, there shall not have occurred any change, or any development which would be reasonably likely to result in a change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its Significant Subsidiaries, taken as a whole, from that set forth in the Prospectus, that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                  (h) Subsequent to the execution and delivery of the Terms Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the delivery of the Securities.

                  (i) Subsequent to the execution and delivery of the Terms Agreement, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the

Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  7.       Indemnification and Contribution.

                  (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof to which that Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and provided further, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(c). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                  (c) Promptly after receipt by an indemnified  party under this
Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 7 if the named parties to any such proceeding (including any impleaded parties) include both the Company and the Representatives and if, in the reasonable judgment of the Representatives, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them, and in that event the fees and expenses of such separate counsel shall be paid by the Company. It is understood that the Company shall not, in respect of the legal expenses of the Representatives in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of claim or action effected without its written consent.

                  (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability; or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

                  (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus and any legends relating to stabilization and overallotment therein are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                  (f) The agreements contained in this Section 7 and the representations, warranties and agreements of the Company in Sections 2 and 4 shall survive the delivery of the Securities and shall remain in full force and effect, regardless of any termination or cancellation of the Terms Agreement incorporating the terms of this Agreement or any investigation made by or on behalf of any indemnified party.

                  8. Defaulting Underwriters. If any Underwriter defaults in the performance of its obligations under a Terms Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the number or principal amount of Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule A to the Terms Agreement bears to the total number or principal amount of the Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule A to the Terms Agreement; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Securities on the Closing Date if the aggregate number or principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number or principal amount of the Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number or principal amount of Securities set forth opposite its name on Schedule A to the Terms Agreement. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the number or principal amount which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the
Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or any supplement thereto or in any other document or arrangement.

                  9. Effective Date and Termination. The obligations of the Underwriters under the Terms Agreement may be terminated by the Representatives by notice given to and received by the Company prior to delivery of any payment for the Securities if, prior to that time, the events described in any of
Section 6(g), 6(h) or 6(i) shall have occurred.

                  10. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or the Terms Agreement or (b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement or the Terms Agreement (including the termination of the Terms Agreement pursuant to Section 9 but other than the occurrence of any of the events described in Section 6(h)), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with the Terms Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If the Terms Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any Underwriter on account of those expenses.

                  11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to their addresses furnished to the Company in writing for the purpose of communications hereunder;

                  (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
General Counsel;

provided, however, that any notice to an Underwriter pursuant to Section 7(c) shall be delivered or sent by mail, telex or facsim ile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  12. Persons Entitled to Benefit of Agreement. The Terms Agreement (including the provisions of this Agreement) shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. The Terms Agreement (including the provisions of this Agreement) are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of securities from any Underwriter shall be deemed to be a successor by reason merely of such person.

                  13. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the NYSE is open for trading and (b) "subsidiary" and "Significant Subsidiary" each has the meaning set forth in Rule 405 of the Rules and Regulations.

                  14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York (without giving effect to the principles of choice of law).

                  15. Counterparts. The Terms Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                         ANNEX I



(Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M., New York time, on ______________, ____*.)


                            DELAYED DELIVERY CONTRACT
                            -------------------------


                                                                 [Insert date of
                                                                  initial public
                                                                       offering]


Aon CORPORATION
c/o [Name and address
  of Underwriter[s]]


Gentlemen:

                  The undersigned hereby agrees to purchase from Aon CORPORATION, a Delaware corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert--as of the date hereof, for
                      ------------------------------
delivery on ______________, _____ ("Delivery Date")].


                  [$]_________________


principal amount of the Company's  [Insert title of securities]  ("Securities"),
                                    --------------------------
offered by the Company's Prospectus dated ___________,_____ and a Prospectus Supplement dated ____________, _____, relating thereto, receipt of copies of which is hereby acknowledged, at ___% of the principal amount thereof plus accrued interest from _______________, ____, if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").


         [If two or more delayed closings, insert the following:
          -----------------------------------------------------

                  The undersigned will purchase from the Company as of
____________________
* Insert date which is third full business day prior to Closing Date under the Terms Agreement.

the date hereof, for delivery on the dates set forth below,




Delivery Date                  Principal Amount

_____________                  [$]_____________

_____________                  [$]_____________

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

                  Payment for the Securities that the undersigned has agreed for delivery on-the-each-Delivery Date shall be made to the Company or its order by [certified or official bank check in New York Clearing House (next day) funds at the office of ________ at _______ _.M. on-the-such-Delivery Date] upon delivery to the undersigned of the Securities to be purchased by the undersigned--for delivery on such Delivery Date--in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to-the-such-Delivery Date.

                  It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on-the-such Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at-the-such-Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

                  Promptly after completion of the sale of the Underwriters the Company will mail or deliver to the undersigned at its address set forth below, notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                  This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.


                                             Yours very truly,


                                             _______________________
                                             (Name of purchaser)


                                             By _____________________
                                                (Title of Signatory)


                                             _________________________

                                             _________________________
                                             (Address of Purchaser)


Accepted, as of the above date,
Aon CORPORATION


By_____________________________
Name:
Title:

                                                                    ANNEX II (A)



                                 Aon CORPORATION
                                   ("Company")

                                 DEBT SECURITIES

                                 TERMS AGREEMENT
                                 ---------------

                                                             ------------, -----


Aon Corporation
123 North Wacker Drive
Chicago, Illinois 60606

Dear Sirs:

                  [On behalf of the Several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions filed as exhibit on the Company's registration statement on Form S-3 (No. 333-__) ("Underwriting Agreement"), the following securities ("Securities") to be issued under an indenture, dated __________, _____, between the Company and as Trustee, on the following terms:

                  Title:  [____% Floating Rate] [Senior] [Subordinated]
                  -----
[Notes] [Debentures] Due ____

                  Principal Amount:  [$]
                  ----------------

                  Interest:  [___% per annum, from ______________, ____,
                  --------
payable semiannually on ____________ and commencing _______ ____, to holders of record on the preceding _______________ or ________________, as the case may be.]

                  Maturity:  _____________________, ____.
                  --------

                  Optional Redemption:
                  -------------------

                  Sinking Fund:
                  ------------

                  Period Designated Pursuant to Section 4(h) of the Underwriting
                  --------------------------------------------------------------
Agreement _______ days.
---------
                  [Conversion Provisions]:
                   ---------------------

                  [Other Terms]

                  Delayed Delivery contracts: [None.] [Delivery Date[s]
                  --------------------------
shall be ____________, _____. Underwriters' fee is __% of the principal amount of the Contract Securities.]

                  Purchase Price: ___% of principal amount, plus accrued
                  --------------
interest [if any,] from ___________, ____.

                  Expected Reoffering Price:  ____% of principal amount,
                  -------------------------
subject to change by the undersigned.

                  Closing Date: _____ A.M. on ___________, ____, at
                  ------------
____________ in New York [Clearing House (next day)] [Federal
(same-day)] funds.

                  [Name[s] and Address[es] of Representative[s]:]





The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

                  [If  appropriate,  insert--It is understood  that we may, with
                   ------------------------
your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

                  The provisions of the Underwriting  Agreement are incorporated herein by reference [If appropriate,  insert--,  except that the obligations and
                     -----------------------
agreements set forth in Section 8 ("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

                  The Securities will be made available for checking and packaging at the office of _______________ at least 24 hours prior to the Closing Date.

                  [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

                  [Please signify your acceptance of the foregoing by
return wire not later than      P.M. today.]

                                             Very truly yours,



                                             [Insert name(s) of Representatives
                                             or Underwriters] [On behalf of
                                             themselves-itself-and as
                                             Representative[s] of the Several]
                                             [As] Underwriters[s]

                                             [By [Name of Representative]]


                                                  By:_______________________
                                                     Name:
                                                     Title:

                                   SCHEDULE A
                                   ----------


                                                       Principal
Underwriter                                              Amount
-----------                                            ---------













                                                     -----------
Total.............................................[$]___________

To:  [Insert name(s) of Representatives
                           or Underwriters]
                      As [Representative[s] of the Several]
                                 Underwriter[s],
                         [c/o (Name of Representative]]



                  We accept the offer contained in your [letter] [wire], dated _____________, ____, relating to [$] principal amount of our [Insert title of
                                                                 ---------------
Securities].
----------


                                                     Very truly yours,



                                                     Aon CORPORATION


                                                     By:_____________________
                                                        Name:
                                                        Title:

                                                                     ANNEX II(B)


                                 Aon CORPORATION
                                   ("Company")

                                EQUITY SECURITIES

                                 TERMS AGREEMENT
                                 ---------------

                                                               -------------,---

Aon Corporation
123 North Wacker Drive
Chicago, Illinois 60606

Dear Sirs:

                  [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions filed as an exhibit to the Company's registration statement on Form S-3 (No. 333- _____) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

         Title: [Common Stock] [Preferred Stock, Series _________]
         -----

         Number of Shares to be issued:  [_____________ shares]
         -----------------------------

         [For Preferred Stock:

         Voting Rights:
         -------------

         Preferred Stock Dividends: [cash dividends of $    to $  per
         -------------------------
share payable quarterly in arrears on _____________, ___________, ____________ and ___________.]

         Optional Redemption:
         -------------------

         Mandatory Redemption/Sinking Fund:
         ---------------------------------

         Liquidation Preference: [$    per share plus    ]
         ----------------------

         Name of Exchange or Market: [New York Stock Exchange]
         --------------------------
[Nasdaq National Market System] [American Stock Exchange]

         Period Designated Pursuant to Section 4(h) of the
         -------------------------------------------------
Underwriting Agreement:  _____ days.
----------------------

[Conversion Provisions]:
 ---------------------
         [Other Terms]

         Price to Public:  $___________ per share
         ---------------

         Underwriting Discounts and Commission:
         -------------------------------------

         Proceeds to Company:
         -------------------

         Over-Allotment Option:
         ---------------------

         Closing Date:          A.M. on _______________,______, at
         ------------
   ______________ in New York [Clearing House (next day)]
[Federal (same day)] funds.

         Name of Transfer Agent and Registrar:
         ------------------------------------

         [Name[s] and Address[es] of Representative[s]:]]

         [For Common Stock:

         Name of Exchange or Market: [New York Stock Exchange]
         --------------------------
[Nasdaq National Market System] [American Stock Exchange]

         Period Designated Pursuant to Section 4(h) of the
         -------------------------------------------------
Underwriting Agreement:  _____ days.
----------------------

         [Other Terms]

         Price to Public:  $______________ per share
         ---------------

         Underwriting Discounts and Commission:
         -------------------------------------

         Proceeds to Company:
         -------------------

         Over-Allotment Option:
         ---------------------

         Closing Date:  ____________ A.M. on ____________,_____, at
         ------------
_____________ in New York [Clearing House (next day)] [Federal
(same-day)] funds.

         Name of Transfer Agent and Register:
         -----------------------------------

         [Name[s] and Address[es] of Representative[s]:]]

                  The respective shares of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A herein.

                  [If appropriate,  insert -- It is understood that we may, with
                   -----------------------
your consent, amend this offer to add additional Underwriters and reduce the number of shares to be purchased by the Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters.]

                  The provisions of the Underwriting  Agreement are incorporated herein by reference [If appropriate,  insert --, except that the obligations and
                     -----------------------
agreements set forth in Section 8 ("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

                  The Securities will be made available for checking and packaging at the office of ________________ at least 24 hours prior to the Closing Date.

                  [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

                  [Please signify your acceptance of the foregoing by
return wire not later than    P.M.    today.]


                                            Very truly yours,



                                            [Insert name(s) of Representatives
                                            or Underwriters] [On behalf of-
                                            themselves-itself-and as
                                            Representative[s] of the Several]
                                            [As] Underwriter[s]


                                            [By [Name of Representative]]


                                                  By_______________________
                                                    Name:
                                                    Title:

                                   SCHEDULE A


                                              Number of
Underwriter                                     Shares
-----------                                   ---------


























                                             -----------
Total.....................................[$]
                                             -----------

To:  [Insert name(s) of Representatives
                  or Underwriters]
                  As [Representative[s] of the Several]
                  Underwriter[s],
                  [c/o [Name of Representative]]



                  We accept the offer contained in your [letter] [wire], dated __________________, _____, relating to ___________ shares of our [Insert title
                                                                    ------------
of Securities] (the "Terms Agreement").
-------------

                                                     Very truly yours,

                                                     Aon CORPORATION

                                                     By_____________________
                                                              Name:
                                                              Title: